UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 19, 2018

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	001-12762	62-1543819
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

MID-AMERICA APARTMENTS, L.P.
(Exact name of registrant as specified in its charter)

TENNESSEE	333-190028-01	62-1543816
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6815 Poplar Avenue, Suite 500
Germantown, Tennessee	38138
(Address of Principal Executive Offices)	(Zip Code)
(901) 682-6600
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 8.01 Other Events

Recent Developments

We are filing this Current Report on Form 8-K to disclose recent orders issued by the United States District Court for the Western District of Texas, Austin Division, in two lawsuits that relate to our rent late fee practices in Texas.

Cleven Class Action

On June 29, 2016, plaintiffs Cathi Cleven and Tara Cleven, on behalf of a purported class of plaintiffs, filed a complaint against Mid-America Apartments, L.P. (“MAALP”), Mid-America Apartment Communities, Inc. (“MAA”), as general partner of MAALP, and a subsidiary of MAALP (collectively with MAALP and MAA, the “Company”), in the United States District Court for the Western District of Texas, Austin Division. On January 25, 2017, Areli Arellano and Joe L. Martinez joined the lawsuit as additional plaintiffs.

The lawsuit alleges that the Company (but not Post Apartment Homes, L.P. (“Post”)) charged late fees in Texas that violate Section 92.019 of the Texas Property Code (“Section 92.019”), which provides that a landlord may not charge a tenant a late fee for failing to pay rent unless, among other things, the fee is a reasonable estimate of uncertain damages to the landlord that are incapable of precise calculation and result from the late payment of rent. Under its late fee policy, the Company charged $75 on the fourth day of the month if the rent was unpaid and $10 for each additional day, up to 15 days.

On September 5, 2018, the District Court certified a class proposed by the plaintiffs. The class includes all persons who (1) were residential tenants of apartment properties in the State of Texas under written leases where the defendants (but not Post) served as an owner or landlord and (2) were assessed and paid an initial rent late fee of $75.00 and/or a daily rent late fee of at least $10.00 between June 29, 2012 and September 20, 2017.

Prior to the District Court’s certification of a class, the plaintiffs had filed a motion for partial summary judgment on the issue of the Company’s statutory liability under Section 92.019. The plaintiffs argued that Section 92.019 requires a landlord to conduct a prospective estimate of its damages before assessing a late fee and that the Company failed to do so. Additionally, the plaintiffs asserted that the Company’s costs associated with its late rent collection process were not the type of damages that a landlord is permitted to consider under the statute.

Correspondingly, the Company filed its own motion for summary judgment asserting that the statute did not require the Company to conduct a prospective estimate of its damages and, even if the statute required such a prospective estimate, that the Company in fact had engaged in such a prospective estimate. In further support of its position, the Company submitted an expert report showing that the Company’s costs associated with its late rent collection process and procedure were approximately 96% of the net late fees charged during the relevant time period. The Company also submitted testimony from the Texas Apartment Association that it advises its members that rent late fees under the statute may take into account the time value of money, personnel costs and operational expenses, among other items. We believe that the Company’s process for establishing late fees in Texas does not differ materially from the process employed by other landlords in Texas.

On September 18, 2018, the District Court denied the Company’s motion for summary judgment and granted the plaintiffs’ motion for partial summary judgment. Because the District Court certified a class prior to granting the plaintiffs’ motion for partial summary judgment, the District Court’s ruling applies to the entire class. In its order, the District Court, after observing that it was unaware of any prior Texas state court decision interpreting Section 92.019, construed Section 92.019 to require a landlord to conduct a prospective estimate of its damages before assessing a rent late fee. The District Court further determined that the Company’s testimony about the process in which it engaged before establishing its rent late fee policy was not sufficient to establish compliance with Section 92.019. As a result, notwithstanding the testimony from the Company’s witnesses, the District Court concluded that the Company had violated Section 92.019 because the Company failed to provide documentation or other evidence of the estimation process in which it engaged, and, consequently, any rent late fee charged by the Company violated the statute.

The District Court noted that its order does not resolve a number of outstanding issues, including the plaintiffs’ motion for summary judgment seeking dismissal of the Company’s counterclaim for breach of contract and the Company’s motion for summary judgment regarding the specific claims asserted by plaintiffs Arellano and Martinez. Those motions are still pending. The trial of this lawsuit is scheduled to begin on January 14, 2019. However, once the District Court has ruled on the pending motions, it is unclear what, if any, issues will remain to be resolved at trial.

A landlord who violates Section 92.019 is liable to the tenant for an amount equal to the sum of $100, plus three times the amount of the late fee charged in violation of the statute, plus the tenant's reasonable attorneys' fees. While the process of calculating damages under the statute is not certain, we currently believe that our maximum exposure in the lawsuit, given the recent class certification and summary judgment ruling, is approximately $54.6 million, inclusive of damages and attorneys’ fees but excluding any prejudgment interest that may be awarded. This amount does not take into account any reduction for any affirmative defenses or counterclaims for breach of contract that may be allowed by the District Court.

We intend to appeal both the District Court’s order certifying the case as a class action and the District Court’s order granting plaintiffs’ motion for summary judgment to the United States Fifth Circuit Court of Appeals if permission to appeal is granted. We will continue to vigorously defend the action and pursue such appeals.

Brown Class Action

On April 10, 2017, plaintiff Nathanael Brown, on behalf of a purported class of plaintiffs, filed a complaint against MAALP, as the successor by merger to Post, and MAA, as general partner of MAALP, in the United States District Court for the Western District of Texas, Austin Division.

The lawsuit alleges that Post (and, following the merger, MAALP) charged late fees in Texas that violate Section 92.019, which provides that a landlord may not charge a tenant a late fee for failing to pay rent unless, among other things, the fee is a reasonable estimate of uncertain damages to the landlord that are incapable of precise calculation and result from the late payment of rent. Post’s late fee policy, which was continued by MAALP until early 2018, was to charge a flat late fee equal to 10% of the unpaid rent on or about the fourth day of the month.

On September 5, 2018, the District Court certified a class proposed by the plaintiff. The class includes all persons who (1) were residential lease tenants of Post-branded apartment properties in the State of Texas under written leases (such properties being formerly owned by Post and now owned by MAALP by virtue of the merger), and (2) were charged (and which our records show as paid) at least one fixed rent late fee equal to 10% of their monthly rent between April 10, 2013 and September 30, 2017.

Prior to the District Court’s certification of a class, the plaintiff had filed a motion for partial summary judgment on the issue of our statutory liability under Section 92.019. The plaintiff argued that Section 92.019 requires a landlord to conduct a prospective estimate of its damages before assessing a late fee and that we failed to do so. Additionally, the plaintiff asserted that our costs associated with its late rent collection process were not the type of damages that a landlord is permitted to consider under the statute.

Correspondingly, we filed our own motion for summary judgment asserting that the statute did not require a prospective estimate of damages and, even if the statute required such a prospective estimate, a prospective estimate had in fact been conducted. In further support of our position, we submitted an expert report showing that the costs associated with our late rent collection process and procedure were approximately 110% of the net late fees charged during the relevant time period. We also submitted testimony from the Texas Apartment Association that it advises its members that rent late fees under the statute may take into account the time value of money, personnel costs and operational expenses, among other items. We believe that our process (and that of Post prior to the merger) for establishing late fees in Texas does not differ materially from the process employed by other landlords in Texas.

On September 18, 2018, the District Court denied our motion for summary judgment and granted the plaintiff’s motion for partial summary judgment. Because the District Court certified a class prior to granting the plaintiff’s motion for partial summary judgment, the District Court’s ruling applies to the entire class. In its order, the District Court, after observing that it was unaware of any prior Texas state court decision interpreting Section 92.109, construed Section 92.019 to require a landlord to conduct a prospective estimate of its damages before assessing a rent late fee. The District Court further determined that our testimony did not constitute evidence that Post ever took steps to estimate its late-payment damages before it set its late fee policy and was insufficient to overcome the plaintiff’s motion for summary judgment. As a result, notwithstanding the testimony from our witnesses, the District Court concluded that we had violated Section 92.019 because we failed to provide documentation or other evidence of the estimation process in which Post engaged, and, consequently, any rent late fee charged by Post (prior to the merger) or us (following the merger) violated the statute.

The District Court noted that its order does not resolve a number of outstanding issues, including the plaintiff’s motion for summary judgment seeking dismissal of our counterclaim for breach of contract. That motion is still pending. The trial of this lawsuit is scheduled to begin on December 3, 2018. However, once the District Court has ruled on the pending motion, it is unclear what, if any, issues will remain to be resolved at trial.

A landlord who violates Section 92.019 is liable to the tenant for an amount equal to the sum of $100, plus three times the amount of the late fee charged in violation of the statute, plus the tenant's reasonable attorneys' fees. While the process of calculating damages under the statute is not certain, we currently believe that our maximum exposure in the lawsuit, given the recent class certification and summary judgment ruling, is approximately $8.4 million, inclusive of damages and attorneys’ fees but excluding any prejudgment interest that may be awarded. This amount does not take into account any reduction for any affirmative defenses or counterclaims for breach of contract that may be allowed by the District Court.

We intend to appeal both the District Court’s order certifying the case as a class action and the District Court’s order granting plaintiff’s motion for summary judgment to the United States Fifth Circuit Court of Appeals if permission to appeal is granted. We will continue to vigorously defend the action and pursue such appeals.

Impact of District Court Decisions

We have determined that a loss equal to what we currently believe is our potential maximum aggregate exposure in these two lawsuits, or approximately $63 million excluding any prejudgment interest that may be awarded, would not cause a violation of the financial covenants in our loan agreements, credit facilities or bond indentures and would not be expected to have a material adverse effect on our operations, financial position, prospects or credit profile. However, a loss equal to the potential maximum aggregate exposure may have a material adverse effect on our results of operations and cash flows for the year in which the loss contingency is recognized. We have not yet determined the amount of loss contingency reserve that will be established for these two lawsuits. We anticipate that the loss contingency will be established on our September 30, 2018 balance sheet and will be discussed in our forthcoming earnings release and conference call discussing results for the quarter ended September 30, 2018.

Forward-Looking Statements

We consider portions of this Current Report on Form 8-K to contain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include statements concerning our objectives and plans with respect to the lawsuits and the potential impact of the lawsuits on our business, operations, financial position, prospects and credit ratings. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, and actual results and the timing of events could differ materially from those expressed or implied by such forward-looking statements. Such factors include, among other things, the inherent unpredictability and complexity of litigation. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this Current Report on Form 8-K may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included in this Current Report on Form 8-K, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:	September 19, 2018	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

MID-AMERICA APARTMENTS, L.P.
By: Mid-America Apartment Communities, Inc., its general partner

Date:	September 19, 2018	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)